                                                                    Exhibit 99.1
                                                                    ------------

                                     NOTE
                                     ----
                              PURCHASE AGREEMENT
                              ------------------


     THIS NOTE PURCHASE AGREEMENT (the "Agreement") is made as of March 6, 1998, by and between Synbiotics Corporation, a California corporation ("Synbiotics") and BIOQUEST VENTURE LEASING PARTNERSHIP, L.P., a limited partnership organized under the laws of the State of Delaware (the "Holder").

     1.     Purchase and Sale of Note.
            -------------------------

            1.1    Purchase and Sale of Note.  Subject to the terms and
                   -------------------------
conditions of this Agreement, the Holder agrees to purchase at the Closing, and Synbiotics agrees to sell and issue to the Holder at the Closing, a Note in the form attached hereto as Exhibit A, in exchange for 482 shares of Common Stock
                        ---------
(the "Note Shares") of Prisma Acquisition Corp., a Delaware corporation (the "Company").

            1.2    Purchase and Sale of Additional Shares.  Subject to the
                   --------------------------------------
terms and conditions of this Agreement, the Holder agrees to sell at the Closing, and Synbiotics agrees to purchase at the Closing, 0 shares of Common Stock of the Company (the "Additional Shares") for a purchase price (the "Purchase Price") in an amount equal to the excess of (i) $500,000 over (ii) the amount by which the aggregate amount of all accounts payable of the Company on the date hereof, including all outstanding loans to the Company by Synbiotics, exceeds the total amount of all accounts receivable (net of appropriate reserves) and cash of the Company on the date hereof. The Additional Shares shall be transferred to Synbiotics at the Closing and shall not be returned even if the Purchase Price, as adjusted in accordance with Section 1.3 below, differs or is zero.

            1.3    Closing.  The purchase and sale of the Note in exchange
                   -------
for the Note Shares and the purchase and sale of the Additional Shares shall take place forthwith at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C" Street, Suite 1300, San Diego, California or in such other manner and at such other time as is mutually agreed upon by Synbiotics and the Holder (which time and place are designated as the "Closing"). At the Closing, the Holder shall deliver to Synbiotics (i) the certificate for the Note Shares against Synbiotics' delivery of the Note, and (ii) the certificate for the Additional Shares. At the Closing, the Holder shall deliver the Note Shares and the Additional Shares free and clear of all security interests, charges, adverse claims, liens, encumbrances and legends, duly endorsed in blank for transfer. At the Closing, Synbiotics shall deliver to the Holder the estimated amount of the Purchase Price (as determined by the Company or, if the Company declines to determine, then as mutually estimated in good faith by Synbiotics and the Holder) by the wire transfer of immediately available funds to a bank account designated by the Holder. Within 60 days after the Closing, Synbiotics and the Holder shall reconcile such estimate to the exact amount of the Purchase Price and either Synbiotics shall pay the amount of any underpayment or the Holder shall return the amount of any overpayment, as the case may be, to the other party.

     2.  Representations and Warranties of the Holder.  The Holder hereby
         --------------------------------------------
represents and warrants to and for the benefit of Synbiotics, with knowledge that Synbiotics is relying thereon in entering into this Agreement and issuing the Note to the Holder, as follows:

            2.1    Organization of the Company.  The Company is a corporation
                   ---------------------------
duly
organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power to own, operate and lease its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed to conduct its business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a material adverse effect on the business, assets (including intangible assets), financial condition, results of operations, liabilities or prospects of the Company (hereinafter referred to as a "Material Adverse Effect"). The Holder has delivered a true and correct copy of the Company's Certificate of Incorporation and Bylaws, each as amended to date, to Synbiotics.

            2.2    Company Capital Structure.
                   -------------------------

            a. The authorized capital stock of the Company consists solely of 3,000 shares of Company Common Stock. As of the date hereof, there are 1,200 shares of Company Common Stock outstanding. The Company Common Stock is held of record by the persons, with the addresses of record and in the amounts set forth on Schedule 2.2(a). All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of the Company or any agreement to which the Company is a party or by which it is bound.

            b. The Company has reserved 246 shares of Common Stock for issuance upon the exercise of 246 options that are issued and outstanding.
Schedule 2.2(b) sets forth for each outstanding Company option, the name of the holder of such option, the domicile address of such holder, the number of shares of Common Stock subject to such option, the exercise price of such option and the vesting schedule for such option, including the extent vested to date and whether the exercisability of such option will be accelerated and become exercisable by reason of an acquisition of the Company. Except for the Company options described in Schedule 2.2(b), there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, commitment or agreement.

            2.3  Subsidiaries.  The Company has no subsidiaries, partners or
                 ------------
joint venturers.

            2.4  Authority.  The Holder has all requisite corporate power and
                 ---------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized
by all necessary corporate action on the part of the Holder.   This Agreement
has been duly executed and delivered by the Holder and constitutes a valid and binding obligation of the Holder, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to availability of specific performance, injunctive relief or other equitable remedies. Except as set forth on Schedule 2.4, the execution and delivery and performance of this Agreement by the Holder does not conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the Certificate of Incorporation or Bylaws of the Holder or the Company or (ii) any mortgage, indenture, lease, license, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Holder or the Company or its properties or assets. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") or any third party (so as not to trigger any Conflict) is required by or with respect to the Holder or the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

            2.5    Company Financial Statements.
                   ----------------------------

            a. Schedule 2.5 sets forth (i) the Company's audited balance sheet as of November 30, 1997 (the "Balance Sheet"), and the related audited statements of operations and cash flows for the period from inception to such date, and (ii) the Company's unaudited balance sheet as of December 31, 1997 and the related unaudited statements of operations and cash flows for the one-month period then ended (collectively, the "Company Financials"). The Balance Sheet and related audited statements of operation and cash flows for the period from inception to November 30, 1997 are correct in all material respects and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated and consistent with each other. The Company Financials present fairly the assets, liabilities, and operating results of the Company as of the dates and during the periods indicated therein, subject to normal year-end adjustments, which adjustments will not be material in amount or significance.

            2.6    No Undisclosed Liabilities.  Except as set forth in
                   --------------------------
Schedule 2.6, the Company does not have any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in financial statements in accordance with GAAP), which individually or in the aggregate would have a Material Adverse Effect on the Company and has not been reflected in the Company Financials.

            2.7    No Changes.  Except as set forth in Schedule 2.7 or with
                   ----------
respect to agreements with Synbiotics, since the date of the Balance Sheet, there has not been, occurred or arisen any:

            a. transaction by the Company except in the ordinary course of business as conducted on the date of the Balance Sheet and consistent with past practices;

            b. amendments or changes to the Certificate of Incorporation or Bylaws of the Company;

            c. capital expenditure or commitment by the Company, either individually or in the aggregate, exceeding $10,000;

            d. destruction of, damage to or loss of any material assets, business or customer of the Company (whether or not by covered by insurance);

            e. labor trouble or claim of wrongful discharge or other unlawful labor practice or action;


            f.     revaluation by the Company of any of its assets;

            g. declaration, setting aside of payment of a dividend or other distribution with respect to the capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any Company Common Stock;

            h. sale, lease, license-out or other disposition of any of the assets or properties of the Company, except sales of inventory in the ordinary course of business;

            i. amendment or termination of any material contract, agreement or license to which the Company is a party or by which it is bound;

            j. loan by the Company to any person or entity, incurring by the Company of any indebtedness, guaranteeing by the Company of any indebtedness, issuance or sale of any debt securities of the Company or guaranteeing of any debt securities of others, except for advances to employees for travel and business expenses in the ordinary course of business, consistent with past practices;

            k. waiver or release of any right or claim of the Company, including any write-off or other compromise of any account receivable of the Company;
            l. commencement or notice or threat of commencement of any lawsuit or proceeding against or investigation of the Company or its affairs;

            m. notice of any claim of ownership by a third party of Company Intellectual Property Rights (as defined in Section 2.11 below) or notice of infringement by the Company of any third party's intellectual property rights;

            n. issuance or sale by the Company of any of its shares of Company Common Stock, or securities exchangeable, convertible or exercisable therefor, or of any other of its securities;

            o. change in pricing or royalties set or charged by the Company to its customers or licensees or in pricing or royalties set or charged by persons who have licensed Company Intellectual Property Rights to the Company;

            p. event or condition of any character that has or could be reasonably expected to have a Material Adverse Effect on the Company; or

            q. negotiation or agreement by the Company or any officer or employees thereof to do any of the things described in the preceding clauses (a) through (p) (other than negotiations with Synbiotics and its representatives regarding the transactions contemplated by this Agreement).

            2.8    Tax and Other Returns and Reports.
                   ---------------------------------

            a.     Definition of Taxes.  For the purposes of this Agreement,
                   -------------------
"Tax" or, collectively, "Taxes" means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, exercise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

            b.     Tax Returns and Audits.  Except as set forth in Schedule 2.8:
                   ----------------------

            (1) The Company has prepared and filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to the Company or its operations and such Returns are true and correct and have been completed in accordance with applicable law.

            (2) The Company: (A) has paid or accrued all Taxes it is required to pay or accrue and (B) has withheld with respect to its employees all federal and state income Taxes, FICA, FUTA and other Taxes required to be withheld.

            (3) The Company has not been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, proposed or assessed against the Company, nor has the Company executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

            (4) No audit or other examination of any Return of the Company is currently in progress, nor has the Company been notified of any request for such an audit or other examination.

            (5) The Company does not have any liabilities for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved against in accordance with GAAP on the Balance Sheet, whether asserted or unasserted, contingent or otherwise, and the Holder has no knowledge of any basis of the assertion of any such liability attributable to the Company, its assets or operations.

            (6) The Holder has provided to Synbiotics copies of all the Company's federal and state income and all state sales and use Tax Returns for all periods since the date of the Company's incorporation.

            (7) There are (and as of immediately following the Closing there will be) no liens, pledges, charges, claims, security interests or other encumbrances of any sort ("Liens") on the assets of the Company relating to or attributable to Taxes.

            (8) The Holder has no knowledge of any basis for the assertion against the Company of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the assets of the Company.

            (9) None of the Company's assets are treated as "tax-exempt use property" within the meaning of Section 168(h) of the Code.

            (10) The Company has no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Section 280G or 162 of the Code.

            (11) The Company has not filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by the Company.

            (12) The Company is not a party to a tax sharing or allocation agreement nor does the Company owe any amount under any such agreement.

            (13) The Company is not, and has not been at any time, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

            (14) The Company's tax basis in its assets for purposes of determining its future amortization, depreciation and other federal income tax deductions is accurately reflected on the Company's tax books and records.

            2.9    Restrictions on Business Activities.  Except as set forth on
                   -----------------------------------
Schedule 2.9, there is no agreement (noncompete or otherwise), commitment, judgment, injunction, order or decree to which the Company is a party or otherwise binding upon the Company which has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of the Company, any acquisition of property (tangible or intangible) by the Company or the conduct of business by the Company. Without limiting the foregoing, except as set forth on Schedule 2.9, the Company has not entered into any agreement under which the Company is restricted from selling, licensing or otherwise distributing any of its products to any class of customers, in any geographic area, during any period of time or in any segment of the market.

            2.10   Title to Properties; Absence of Liens and Encumbrances.
                   ------------------------------------------------------

            a. The Company owns no real property, nor has it ever owned any real property. Schedule 2.10(a) sets forth a list of all real property currently, or at any time in the past, leased by the Company, the name of the lessor, the date of the lease and each amendment thereto and, with respect to any current lease, the aggregate annual rental and/or other fees payable under any such lease. All such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default).

            b. The Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens, except as reflected in the Company Financials or in Schedule 2.10(b) and except for liens for Taxes not yet due and payable and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

            2.11  Intellectual Property.
                  ---------------------

            a. Except as set forth in Schedule 2.11(a), the Company owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trade secrets, trademarks, trade names, service marks, copyrights, and any applications therefor, and tangible or intangible proprietary information or material that are used in the business of the Company as currently conducted or as proposed to be conducted by the Company (the "Company Intellectual Property Rights").

            b. Schedule 2.11(b) sets forth a complete list of all patents, registered and material unregistered trademarks, registered copyrights, trade names and service marks, and any applications therefor, included in the Company Intellectual Property Rights, and specifies, where applicable, the jurisdictions in which each such Company Intellectual Property Right has been issued or registered or in which an application for such issuance and registration has been filed, including the respective registration or application numbers and the names of all registered owners. Schedule 2.11(b) sets forth a complete list of all licenses, sublicenses and other agreements as to which the Company is a party and pursuant to which the Company or any other person is authorized to use any Company Intellectual Property Right or trade secret of the Company, and includes the identity of all parties thereto, a description of the nature and subject matter thereof, the applicable royalty or other fees and the term thereof. The execution and delivery of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will neither cause the Company to be in violation or default under any such license, sublicense or agreement, nor entitle any other party to any such license, sublicense or agreement to terminate or modify such license, sublicense or agreement. Except as set forth in Schedule 2.11(a) or 2.11(b), the Company is the sole and exclusive owner or licensee of, with all right, title and interest in and to (free and clear of any liens or encumbrances), the Company Intellectual Property Rights, and has sole and exclusive rights (and is not contractually obligated to pay any compensation to any third party in respect thereof) to the use thereof or the material covered thereby in connection with the services or products in respect to which the Company Intellectual Property Rights are being used. The Company has delivered of a copy of each of the documents listed on Schedule 2.11(a) and Schedule 2.11(b) to Synbiotics.

            c. Except as set forth in Schedule 2.11(c), no claims with respect to the Company's Intellectual Property Rights have been asserted or are, to the Holder's knowledge, threatened by any person, nor to the Holder's knowledge, are there any valid grounds for any bona fide claims, (i) to the effect that the manufacture, sale, licensing or use of any of the products of the Company infringes on any copyright, patent, trademark, service mark, trade secret or other proprietary right, (ii) against the use by the Company of any trademarks, service marks, trade names, trade secrets, copyrights, maskworks, patents, technology, know-how or applications used in the Company's business as currently conducted or as proposed to be conducted by the Company, or (iii) challenging the ownership or the right to use, as the case may be, by the Company, validity or effectiveness of any of the Company Intellectual Property Rights. All registered patents, trademarks, service marks and copyrights held by the Company are valid and subsisting. The Company has not infringed, and the business of the Company as currently conducted or as proposed to be conducted does not infringe, any copyright, patent, trademark, service mark, trade secret or other proprietary right of any third party. There is no material unauthorized use, infringement or misappropriation of any of the Company Intellectual Property Rights by any third party, including any employee or former employee of the Company. No Company Intellectual Property Right or product of the Company or any of its subsidiaries is subject to any outstanding decree, order, judgment, or stipulation restricting in any manner the licensing thereof by the Company. Each employee, consultant or contractor of the Company has executed a proprietary information and confidentiality agreement substantially in the Company's standard forms, copies of all of which the Company has delivered to Synbiotics.

            2.12  Agreements, Contracts and Commitments.  Except as set
                  -------------------------------------
forth on Schedule 2.12, the Company does not have, is not a party to nor is it bound by:

                  (1)  any collective bargaining agreements.

                  (2) any agreements or arrangements that contain any severance pay or post-employment liabilities or obligations;

                  (3) any bonus, deferred compensation, pension, profit sharing or retirement plans, or any other employee benefit plans or arrangements;

                  (4) any employment or consulting agreement, contract or commitment with an employee or individual consultant or salesperson or any consulting or sales agreement, contract or commitment under which any firm or other organization provides services to the Company.

                  (5) any agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

                  (6)  any fidelity or surety bond or completion bond;

                  (7) any agreement, contract or commitment under which it has limited or restricted its right to compete with any person in any respect;

                  (8)  any agreement of indemnification or guaranty;

                  (9) any agreement, contract or commitment containing any covenant limiting the freedom of the Company to engage in any line of business or to compete with any person;

                  (10) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $10,000;

                  (11) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the Company's business;

                  (12) any mortgages, indentures, loans or credit agreements, security agreements or other arrangements or instruments relating to the borrowing of money or extension of credit, including guaranties referred to in clause (viii) hereof;

                  (13) any purchase order or contract for the purchase of raw materials involving $10,000 or more;

                  (14) any distribution, joint marketing or development agreement;

                  (15) any assignment, license or other agreement with respect to any form of intangible property, or,

                  (16) any other agreement, contract or commitment that involves $10,000 or more or is not cancelable without penalty within thirty (30) days.

Except for such alleged breaches, violations and defaults, and events that would constitute a breach, violation or default with the lapse of time, giving of notice, or both, all of which are noted in Schedule 2.12, the Company has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract or commitment required to be set forth on Schedule 2.12, Schedule 2.11(a), or Schedule 2.11(b) (any such agreement, contract or commitment, a "Contract"). Each Contract is in full force and effect and, except as otherwise disclosed in Schedule 2.12, is not subject to any default thereunder of which the Company has knowledge by any party obligated to the Company pursuant thereto.

          2.13  Interested Party Transactions.  Except as set forth on Schedule
                -----------------------------
2.13, no officer, director or stockholder of the Company (nor any ancestor, sibling, descendant or spouse of any of such persons, or any trust, partnership or corporation in which any of such persons has or has had an interest), has or has had, directly or indirectly, (i) an economic interest in any entity which furnished or sold, or furnishes or sells, services or products that the Company furnishes or sells or proposes to furnish or sell, (ii) an economic interest in any entity that purchases from or sells or furnishes to, the Company, any goods or services or (iii) a beneficial interest in any contract or agreement set forth in Schedule 2.12(a) or Schedule 2.11(b); provided, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an "economic interest in any entity" for purposes of this Section 2.13.

          2.14  Compliance with Laws.  The Company has complied in all material
                --------------------
respects with, is not in material violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation.

          2.15  Litigation.  Except as set forth in Schedule 2.15, there is no
                ----------
action, suit or proceeding of any nature pending or threatened against the Company, its properties or any of its officers or directors, in their respective capacities as such. Except as set forth in Schedule 2.15, there is no investigation pending or threatened against the Company, its properties or any of its officers or directors by or before any governmental entity. Schedule 2.15 sets forth, with respect to any pending or threatened action, suit, proceeding or investigation, the forum, the parties thereto, the subject matter thereof and the amount of damages, claims or other remedy requested. No governmental entity has at any time challenged or questioned the legal right of the Company to conduct its business in the present manner or style thereof.

          2.16  Insurance.  The Company maintains valid and enforceable
                ---------
insurance policies (which term shall also include any fidelity bonds) covering the assets, business, equipment, properties and operations of the Company, and such insurance policies, which are identified in Schedule 2.16, contain provisions which are reasonable and customary in the Company's industry, and there is no claim by the Company pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies. A copy of each insurance policy identified in Schedule 2.16 has been delivered to Synbiotics. All premiums due and payable under all such policies have been paid and the Company is otherwise in material compliance with the terms of such policies (or other policies providing substantially similar insurance coverage). The Holder has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

          2.17  Minute Books.  The minute books of the Company made available to
                ------------
counsel for Synbiotics are the only minute books of the Company and contain a reasonably accurate summary of all meetings of directors (or committees thereof) and stockholders or actions by written consent since the time of incorporation of the Company. The Company is in full compliance with all of the terms and provisions of its Certificate of Incorporation and Bylaws.

          2.18  Relationships With Suppliers and Licensors.  No current supplier
                ------------------------------------------
to the Company has notified it of an intention to terminate or substantially alter its existing business relationship with the Company nor has any licensor under a license agreement with the Company notified the Company of an intention to terminate, non-renew or substantially alter the Company's rights under such license.

          2.19  Trade Secrets.  The Company has taken reasonable security
                -------------
measures to protect the confidentiality of its trade secrets. Except as set forth on Schedule 2.19, all current and past employees or consultants of the Company, who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed such trade secrets, or who have or had access to information disclosing such trade secrets, have entered into confidentiality and non-disclosure agreements with the Company (the "Trade Secret Agreements"). Any exception which has been taken to the Trade Secrets Agreements (for example an employee or consultant excluding a prior invention) is described in Schedule 2.19, including the exception taken and the employee taking such exception. To the knowledge of the Holder, neither the Company, nor its employees or its consultants have (i) caused any of the Company's trade secrets to become part of the public knowledge or literature, or (ii) permitted any such trade secrets to be used, divulged or appropriated.

          2.20  Environmental Matters.
                ---------------------

          a. To the knowledge of the Holder, the Company is not in violation of any Federal, state or local Environmental Law (as defined below), which violation could reasonably be expected to result in a material liability to the Company or its properties and assets. Neither the

Company nor, to the knowledge of the Holder, any third party has used, released, discharged, generated, manufactured, produced, stored, or disposed of in, on, under or about its owned or leased property or other assets, or transported thereto or therefrom, any Hazardous Materials (as defined below) in a manner that could reasonably be expected to subject the Company to a material liability under any Environmental Law; there are no underground tanks, whether operative or temporarily or permanently closed, located on its owned or leased property or other assets; there are no polychlorinated biphenyls ("PCBs") or items containing PCBs used, stored or present at, on or, to the knowledge of the Holder, near the Company's owned or leased property or assets; and there is or has been no condition, circumstance, action, activity or event that could reasonably be expected to form the basis of any violation of, or material liability to the Company under, any local, state or Federal Environmental Law.

          b. There is no proceeding, investigation or inquiry by any local, state or Federal governmental authority or any non-governmental third party with respect to the presence or release of such Hazardous Materials in, on, from or to the Company's owned or leased property and, to the knowledge of the Holder, no such proceedings are threatened or contemplated by any such governmental authorities or non-governmental third parties.

          c. For purposes of this Agreement, (i) "Environmental Law" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.) ("CERCLA"); the Federal Clean
                                          -- ---
Water Act (33 U.S.C. Section 1251 et seq.); the Federal Clean Air Act (42 U.S.C.
                                  -- ---
Section 7401); Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S) 136 et seq.); Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.);
    -- ---                                                     -- ---
Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.) ("RCRA");
                                                           -- ---
and Emergency Planning and Community Right to Know Act (42 U.S.C. (S) 11001 et
                                                                            --
seq.), together with applicable state and local laws of similar substance, and
---
(ii) "Hazardous Materials" shall mean substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.) and
                                                               -- ---
RCRA; those substances defined as "hazardous waste," "hazardous materials" or "regulated substances" by RCRA; those substances designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. (S) 1317); those substances regulated as a hazardous chemical substance or mixture or as an imminently hazardous chemical substance or mixture pursuant to Section 6 or 7 of the Toxic Substances Control Act (15 U.S.C. (S)(S) 2605, 2606); those substances defined as a pesticide pursuant to Section 136(u) of the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S) 136(u)); those substances defined as hazardous waste constituents in 40 CFR 260.10, specifically including Appendix VII and VIII of Subpart D of 40 CFR 261; and those substances defined by the Atomic Energy Act of 1954, as amended (42 U.S.C. (S)(S) 3011 et seq., as amended) as a source, special nuclear or by-
                   -- ---
product material; and in the regulations adopted and publications promulgated pursuant to said laws.

          2.21  Brokers' and Finders' Fees: Third Party Expenses.  Except as set
                ------------------------------------------------
forth on Schedule 2.21, neither of the Holder nor the Company has incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. Schedule 2.21 sets forth the principal terms and conditions of any agreement, written or oral, with respect to such fees.

          2.22  Permits and Licenses.  Schedule 2.22 contains a complete and
                --------------------
correct copy of (i) each pending application or registration for governmental approval and each governmental approval held by the Company to import, export, store, market and/or sell the Company's products, and (ii) the most recent report by or on behalf of any governmental body involving or relating to any facility inspection of the Company facilities. Except as set forth in Schedule 2.22, (i) the Company possesses such governmental approvals from all governmental bodies necessary to permit the operation of its business in the manner as the same is currently conducted, and to operate, own or occupy its properties, (ii) there have been no product recalls, field corrective activity, medical device reports, warning letters or administrative actions by any governmental body, and (iii) to the best of the Holder's knowledge (aa) there is no administrative action pending or threatened for the revocation of any such governmental approval and (bb) assuming the obtaining of the authorizations, consents, approvals and other actions listed in the Schedule 2.22, no governmental approval by any governmental body having jurisdiction over the operation of the Company's businesses, whether in whole or in part, will be revoked, or become ineffective or subject to revocation, as a consequence of the transactions contemplated by this Agreement. All such applications, registrations and approvals are transferable to Synbiotics in the Merger.

          2.23  Employee Matters and Benefit Plans.
                ----------------------------------

          a.    Definitions.  With the exception of the definition of
                -----------
"Affiliate" set forth in Section 2.23(a)(i) below (which definition shall apply only to this Section 2.23), for purposes of this Agreement, the following terms shall have the meanings set forth below:

                (1) "Affiliate" shall mean any other person or entity under
                     ---------
common control with the Company within the meaning of Section 414(b), (c), (m) or (o) of the Code and the regulations thereunder, except that the Holder (and any person or entity that would be deemed an Affiliate solely by virtue of his, her or its affiliation with the Holder) shall not be deemed an Affiliate hereunder;

                (2) "ERISA" shall mean the Employee Retirement Income Security
                     -----
Act of 1974, as amended;

                (3) "Company Employee Plan" shall refer to any plan, program,
                     ---------------------
policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether formal or informal, funded or unfunded and whether or not legally binding, including without limitation, each "employee benefit plan" within the meaning of Section 3(3) of ERISA, which is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any "Employee" (as defined below), and pursuant to which the Company or any Affiliate has or may have any material liability contingent or otherwise;

                (4) "Employee" shall mean any current, former or retired
                     --------
employee, officer, or director of the Company or of any Affiliate;

                (5) "Employee Agreement" shall refer to each management,
                     ------------------
employment, severance, consulting, relocation, repatriation, expiration, visas, work permit or similar agreement or contract between the Company or any Affiliate and any Employee or consultant;

                (6) "IRS" shall mean the Internal Revenue Service;
                     ---

                (7) "Multiemployer Plan" shall mean any "Pension Plan" (as
                     ------------------
defined below) which is a "multiemployer plan," as defined in Section 3(37) of ERISA; and

                (8) "Pension Plan" shall refer to each Company Employee Plan
                     ------------
which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

          b.    Schedule.  Schedule 2.23(b) contains an accurate and complete
                --------
list of each Employee Agreement, together with a schedule of all liabilities, whether or not accrued, under each Employee Agreement. The Company does not have any Company Employee Plan, or any commitment, whether legally binding or not, to establish any new Company Employee Plan or Employee Agreement, to modify any Employee Agreement (except to the extent required by law or to conform any Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to Synbiotics in writing, or as required by this Agreement), or to enter into any Company Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

          c.    Pension Plans.  The Company does not now, nor has it ever,
                -------------
maintained, established, sponsored, participated in, or contributed to any Pension Plan which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

          d.    Multiemployer Plans. At no time has the Company contributed to
                -------------------
or been requested to contribute to any Multiemployer Plan.

          e.    No Post-Employment Obligations.  The Company has never
                ------------------------------
represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by statute.

          f.    Effect of Transaction.
                ---------------------

                (1) Except as set forth on Schedule 2.23(f)(i), the execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

                (2) No payment or benefit of which will or may be made by the Company or Synbiotics or any of their respective affiliates with respect to any Employee will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code.

          g.    Employment Matters.  The Company (i) is in compliance in all
                ------------------
material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to Employees; (iii) except as set forth in Schedule 2.23(g), is not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice).

          h.    Labor.  No work stoppage or labor strike against the Company is
                -----
pending or, to the best knowledge of the Holder, threatened. Except as set forth in Schedule 2.23(h), the Company is not involved in or, to the knowledge of the Holder, threatened with, any labor dispute, grievance, or litigation relating to labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect on the Company. Neither the Company nor any of its subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act which would, individually or in the aggregate, directly or indirectly result in a liability to the Company. The Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company.

          2.24  Employees.  To the best of the Holder's knowledge, no employees
                ---------
of the Company (i) are in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use of trade secrets or proprietary information of others and (ii) have given notice to the Company, nor is the Company otherwise aware, that any such employee intends to terminate his or her employment with the Company.

          2.25  Accounts Payable.  On the date hereof, the aggregate amount of
                ----------------
all accounts payable of the Company, including all outstanding loans to the Company by Synbiotics and all indebtedness of the Company to the Holder, less the total amount of all accounts receivable (net of appropriate reserves) and cash of the Company does not exceed $500,000.

          2.26  Representations Complete.  None of the representations or
                ------------------------
warranties made by the Holder (as modified by the Schedules), nor any statement made in any schedule or certificate furnished by the Holder pursuant to this Agreement, contains or will contain at the Closing any untrue statement of a material fact, or omits or will omit at the Closing to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

          2.27  Ownership of Shares.  The Holder has good and marketable title
                -------------------
to the Shares, free and clear of any and all adverse claims, security interests and encumbrances.

          2.28  Investment in Synbiotics Note/Common Stock.
                ------------------------------------------

          a.    Suitable Holder.  The Holder has such knowledge and expertise in
                ---------------
financial
and business matters that the Holder is capable of evaluating the merits and risks of the exchange of its shares of Company Common Stock for the Note (and, potentially, shares of Synbiotics Common Stock) and Additional Shares pursuant to this Agreement and of protecting its interests in connection therewith. The Holder has the ability to bear the economic risk of the investment in the Note (and, potentially, Synbiotics Common Stock) and Additional Shares.

          b.    Receipt of Information.  The Holder reviewed a copy of all
                ----------------------
reports and registration statements filed by Synbiotics with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, for all periods since November 1, 1996, and has had an opportunity to discuss Synbiotics' business, management and financial affairs with Synbiotics' management.

          c.    Purchase for Own Account.  The Holder is acquiring Synbiotics
                ------------------------
securities for its own account and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable law, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of applicable laws. The Holder understands that the Note (and, potentially, the shares of Synbiotics Common Stock) and Additional Shares to be received by the Holder pursuant to this Agreement have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the Holder's investment intent and the accuracy of the Holder's representations, warranties and covenants as expressed herein. The Holder understands that the Note (and, potentially, shares of Synbiotics Common Stock) and Additional Shares to be received by the Holder pursuant to this Agreement are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from Synbiotics in a transaction not involving a public offering and that under such laws and applicable regulations such Note/Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Holder acknowledges that the Note/Shares of Synbiotics Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f) under the Securities Act) and the number of shares being sold during any three-month period not exceeding specified limitations.

          d.    Legends. It is understood that each certificate representing the
                -------
Note and/or shares of Synbiotics Common received by the Holder pursuant to this Agreement shall bear a legend substantially to the following effect (in addition to any legend required under applicable state securities laws):

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH

          ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     3.   Representations, Warranties and Covenants of Synbiotics.  Synbiotics
          -------------------------------------------------------
hereby represents and warrants to and for the benefit of the Holder, with knowledge that the Holder is relying thereon in entering into this Agreement and purchasing the Note from Synbiotics, that the following are true and correct:

          3.1  Organization, Good Standing and Qualification.  Synbiotics is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Synbiotics is duly qualified or licensed to conduct its business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a material adverse effect on the business assets (including intangible assets), financial condition, results of operations, liabilities or prospects of Synbiotics.

          3.2  Authorization.  All corporate action on the part of Synbiotics,
               -------------
its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Note, and the performance of all obligations of Synbiotics thereunder has been taken or will be taken prior to the Closing, and this Agreement and the Note constitute valid and legally binding obligations of Synbiotics, enforceable against Synbiotics in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions, if any, contained in any of such documents may be limited by applicable federal or state securities laws.

          3.3  Valid Issuance of Common Stock.  The shares of Common Stock of
               ------------------------------
Synbiotics issuable upon the optional conversion of the Note have been or will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Note (i) shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of the Note pursuant to this Agreement and
(ii) shall not be issued in violation of any preemptive or similar right.

          3.4  Governmental Consents.   No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of Synbiotics is required in connection with the consummation of the transactions contemplated by this Agreement.

          3.5  Compliance with Other Instruments.  Synbiotics is not in material
               ---------------------------------
violation or default of any provisions of its Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to Synbiotics or otherwise in breach of any of the terms or conditions of any contract or agreement which breach, either individually or in the aggregate, could reasonably be expected to have a materially adverse effect on the business, properties, financial condition or results of operations of Synbiotics. To Synbiotics' knowledge, no other party to any of its material contracts or agreements is in material default under any such contract or agreement. The execution, delivery and performance of this Agreement and the Note, and the consummation of the transactions contemplated hereby and thereby shall not (i) result in any such material violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of Synbiotics or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to Synbiotics, its business or operations or any of its assets or properties, or (ii) result in the breach or violation of any provision of the Articles of Incorporation or Bylaws of Synbiotics.

          3.6  Disclosure.  Synbiotics has fully provided the Holder with all
               ----------
the information which the Holder has requested for deciding whether to purchase the Note and all information which Synbiotics believes is reasonably necessary to enable the Holder to make such decision. Neither this Agreement nor any other written statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements in this Agreement or therein not misleading.

          3.7  Corporate Documents.  The Articles of Incorporation and (except
               -------------------
as disclosed to the Company's counsel) Bylaws of Synbiotics are in the form previously provided to the Holder.

          3.8  Registration Rights.    In the event that the Note is converted
               -------------------
into Common Stock of Synbiotics, Synbiotics agrees to use its reasonable best efforts to cause a Form S-3 registration statement covering such Common Stock to be filed with and declared effective by the SEC within one hundred and twenty
(120) days of the issuance of such Common Stock (or, if later, by April 30, 1999), to maintain the effectiveness of such registration statement until any remaining unsold shares can be sold immediately under Rule 144 and to have all such shares listed on the Nasdaq National Market.

     4.   General Provisions.
          ------------------

          4.1  Construction.  This Agreement is deemed to be entered into in,
               ------------
and shall be governed, construed and enforced in accordance with the internal laws of, the State of California, without giving effect to its conflicts of laws principles.

          4.2  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements and understandings.

          4.3  Notices.  All payments, notices, requests, demands and other
               -------
communications hereunder shall be in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery or (ii) on the third business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested, to the parties at the following addresses or at such other address as shall be given in writing by a party to the other parties:

               Holder:        BioQuest Venture Leasing Partnership, L.P.
                              20 William Street
                              Suite 210
                              Wellesley, MA 02181
                              Attn: General Partner

               Synbiotics:    Synbiotics Corporation
                              11011 Via Frontera
                              San Diego, CA 92127
                              Attn:  Kenneth M. Cohen

          4.4  Successors and Assigns.  This Agreement, and the rights and
               ----------------------
obligations of each of the parties hereunder, may not be assigned by the Holder without the prior written consent of Synbiotics. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

          4.5  Severability.  If any term, covenant or condition of this
               ------------
Agreement is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          4.6  Modification.  Any term of this Agreement may be amended and the
               ------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Synbiotics and the Holder. Any amendment or waiver effected in accordance with this Section 4.6 shall be binding upon all parties to this Agreement, including, without limitation, each future holder of any equity security into which the Note is convertible.

          4.7  Attorney's Fees.  If any action of law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          4.8  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          4.9  Survival.  All representation and warranties made in this
               --------
Agreement shall survive the Closing until December 30, 1999.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

SYNBIOTICS:                   SYNBIOTICS CORPORATION,
                              a California corporation


                              By:   /s/ Michael K. Green
                                    ---------------------------------------
                                    Michael K. Green, Vice President, Chief
                                    Financial Officer, and Secretary



HOLDER:                       BIOQUEST VENTURE LEASING
                              PARTNERSHIP, L.P.

                              By:   BioQuest, Ltd., General Partner


                              By:   /s/ C. Ysenburg
                                    -------------------------------
                              Name:
                              Title:   Attorney-in-fact



                               [SIGNATURE PAGE TO
                            NOTE PURCHASE AGREEMENT]

                                   EXHIBIT A
                                   ---------

                                  FORM OF NOTE
                                  ------------


NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO SYNBIOTICS CORPORATION OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO SYNBIOTICS CORPORATION THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.


$1,000,000.00                                             San Diego, California
                                                                  March 6, 1998


                            SYNBIOTICS CORPORATION

                          CONVERTIBLE PROMISSORY NOTE


     Synbiotics Corporation, a California corporation ("Synbiotics"), for value received, hereby promises to pay to BIOQUEST VENTURE LEASING PARTNERSHIP, L.P., a limited partnership organized under the laws of the State of Delaware, or order (the "Holder"), the principal amount of One Million Dollars ($1,000,000) (the "Issue Price"), together with interest on the unpaid amount thereof in accordance with the terms hereof, from the date hereof until paid or converted in accordance with the terms hereof.

1.   Convertible Promissory Note ("Note").
     ------------------------------------

          1.1  Note Purchase Agreement.  This Note is issued by Synbiotics
               -----------------------
pursuant to that certain Note Purchase Agreement, dated of even date herewith, by and between Synbiotics and the Holder (the "Purchase Agreement"), and is subject to the Purchase Agreement.

          1.2  Interest Rate.  The rate of interest hereunder shall equal five
               -------------
percent (5%) per annum, simple interest; provided, however, that upon the occurrence of an "Event of Default," as defined below, the interest rate shall increase to eight and one-half percent (8.5%) per annum until all amounts due and owing hereunder have been paid in full.

          1.3  Payment.  Subject to the provisions of Section 2 regarding
               -------
conversion of this Note, the Issue Price plus all accrued but previously unpaid interest thereon, shall become due and payable in one lump sum on March 5, 1999 (the "Due Date"). Payment and any prepayment under Section 1.4 below shall be made by the wire transfer of immediately available funds to a bank account designated by the Holder to Synbiotics (or, if none is designated, then at 11011 Via Frontera, San Diego, California), in lawful money of the United States of America.

          1.4  Prepayment.  This Note may be prepaid, in whole or in part, at
               ----------
any time in lawful money of the United States of America without premium or penalty.

     2.   Conversion.
          ----------

          2.1  Synbiotics' Option to Convert.  Synbiotics may at its option
               -----------------------------
satisfy this Note in full by issuing to the Holder that number of fully paid and nonassessable (albeit unregistered) shares of Common Stock of Synbiotics as is equal to the then outstanding balance of this Note, including all accrued but unpaid interest due and owing hereunder, divided by the mean average of the closing sales price of a share of Common Stock of Synbiotics as reported by the Nasdaq National Market for the thirty (30) trading days immediately preceding and ending on the trading day that is one (1) business day prior to the date on which Synbiotics converts this Note (the "Synbiotics Conversion Date"). Synbiotics must provide the Holder with written notice of its election to convert this Note, specifying the Synbiotics Conversion Date, at least one (1) business day prior to the Synbiotics Conversion Date.

          2.2  Holder's Option to Convert.  Upon the occurrence of an "Event of
               --------------------------
Default," as that term is defined in Section 4, the Holder shall have the option to convert all amounts due and owing under this Note, including all accrued and unpaid interest due and owing hereunder plus any and all other amounts due and owing hereunder, into shares of Common Stock of Synbiotics by giving written notice thereof to Synbiotics, which notice shall include a closing date for the conversion within ten (10) business days thereafter (said closing date hereafter referred to as the "Holder Conversion Date"). In connection therewith, Synbiotics shall issue to Holder a number of shares of Common Stock of Synbiotics obtained by dividing (i) the then outstanding balance of this Note, including any and all accrued but unpaid interest due and owing hereunder together with any and all other amounts due and owing hereunder, by (ii) the mean average of the closing sales price of a share of Common Stock of Synbiotics as reported by the Nasdaq National Market for the thirty (30) trading days immediately preceding and ending on the trading day that is one (1) business day prior to the Holder Conversion Date.

          2.3  Termination of Rights Upon Conversion.  Conversion shall be
               -------------------------------------
deemed effective on the Synbiotics Conversion Date or the Holder Conversion Date, as the case may be, and the Holder of this Note shall have no further rights under this Note, whether or not this Note is surrendered. Nonetheless, the Holder is obligated to surrender this Note.

     3.   Subordination.
          -------------

          3.1  Insolvency.  Except for the issuance of shares of Common Stock of
               ----------
Synbiotics in accordance with the provisions of Section 2 above, in the event of any insolvency, bankruptcy, receivership, assignment for the benefit of creditors, reorganization, or arrangement with creditors of Synbiotics, whether or not pursuant to bankruptcy laws, or any dissolution, liquidation, or other marshalling of the assets and liabilities of Synbiotics, all Senior Debt (defined as indebtedness to any bank or institutional lender) shall be paid in full before any payment or distribution of any character, whether in cash, securities (other than those issued in accordance with the provisions of Section 2 above), or other property, which would otherwise, but for these subordination provisions be payable or distributable for or on account of any obligations under this Note shall first be paid or distributed directly to the holders of the Senior Debt, until all Senior Debt shall have been paid in full.

          3.2  Accelerated Senior Debt.  Except for the issuance of shares of
               -----------------------
Common Stock of Synbiotics in accordance with the provisions of Section 2 above, if any Senior Debt is accelerated, all such accelerated Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities, or other property, shall be made for or on account of any obligations under this Note. In any such event, any payment or distribution of any character, whether in cash, securities (other than those issued in accordance with the provisions of Section 2 above), or other property, which would otherwise, but for the subordination provisions applicable to the obligations under this Note, be payable or distributable for or on account of any obligations under this Note shall first be paid or distributed directly to the holders of the Senior Debt, until all such accelerated Senior Debt shall have been paid in full.

          3.3  Event of Default on Senior Debt.  Upon the occurrence of any
               -------------------------------
event of default by Synbiotics with respect to any Senior Debt under circumstances when the subordination provisions described in the preceding paragraphs are not applicable and the delivery by the holder of Senior Debt of written notice of such default to Synbiotics, then, unless and until the holder of Senior Debt shall have notified Synbiotics that such default shall have been cured or waived or shall have ceased to exist, no payment or distribution of any character, whether in cash, securities (other than those issued in accordance with the provisions of Section 2 above), or other property, shall be made for or on account of any obligations under this Note.

          3.4  Constructive Trust.  If Synbiotics makes any payment on account
               ------------------
of any obligations under this Note in contravention of the subordination provisions described in this Section 3, such payment shall be held by the Holder of the obligations under this Note for the benefit of, and shall be paid forthwith over and delivered to, Synbiotics for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt.

          3.5  Acceptance by Holder.  Holder, by acceptance of this Note, is
               --------------------
deemed to accept, agree to, and be bound by this Section 3.

     4.   Acceleration.  The occurrence of any of the following events shall
          ------------
constitute an "Event of Default" under this Note:

          (a) any failure to make any payment of interest and/or principal due and owing under this Note within ten (10) days after the Due Date;

          (b) the insolvency of Synbiotics, the voluntary appointment of a receiver or liquidator for Synbiotics or for any of its properties; the filing by Synbiotics of a petition under the provisions of any state insolvency law, or Title 11 of the United States Code (the "Bankruptcy Code"), as now in effect or hereafter amended; the filing against Synbiotics of a petition under the provisions of any state insolvency law or the Bankruptcy Code, as now in effect or hereafter amended, which petition is not dismissed within sixty (60) days after its filing; the making by Synbiotics of an assignment for the benefit of its creditors; the institution by Synbiotics of any other type of insolvency proceeding (under bankruptcy laws or otherwise) or general proceeding for the settlement of claims against it; or the institution against Synbiotics of any other type of insolvency proceeding (under bankruptcy laws or otherwise) or for the appointment of a receiver or liquidator for Synbiotics or for any of its properties or a general proceeding for the settlement of claims against it, which proceeding is not dismissed within sixty (60) days after its filing;

          (c) the institution by Synbiotics of any formal or written proceeding for the dissolution or liquidation of, or winding up of the affairs of, Synbiotics;

          (d) the sale, assignment, transfer or delivery of all or substantially all of Synbiotics' assets, or the cessation by Synbiotics as a going business concern; or

          (e) any representation or warranty made by Synbiotics herein or in any document or certificate furnished by Synbiotics in connection herewith or pursuant hereto shall prove to have been incorrect in any material respect at the time made.

          Upon the occurrence of any Event of Default, all sums due and owing hereunder, together with all costs incurred in the collection thereof (including reasonable attorney's fees and court costs), shall become immediately due and payable without presentment, demand, protest or other notice of any kind.

     5.   Miscellaneous.
          -------------

          5.1  Transfer of Note.  This Note may be transferred only upon
               ----------------
surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to Synbiotics. Thereupon, a new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of the Note.

          5.2  Titles and Subtitles.  The titles and subtitles used in this Note
               --------------------
are for convenience only and are not to be considered in construing or interpreting this Note.

          5.3  Notices.  Any notice required or permitted under this Note shall
               -------
be given in writing and in accordance with Section 4.3 of the Purchase Agreement (for purposes of which the term "Investor" shall mean the Holder hereunder), except as otherwise expressly provided in this Note.

          5.4  Attorneys' Fees.  If any action at law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          5.5  Amendments and Waivers.  Any term of this Note may be amended and
               ----------------------
the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Synbiotics and the Holder. Any amendment or waiver effected in accordance with this Section 5.5 shall be binding upon the Holder of this Note (and of any securities into which this Note is convertible), each future holder of all such securities and Synbiotics.

          5.6  Late Payment Charge.  Any payment not received within ten (10)
               -------------------
days of the date that the same becomes due shall be subject to an additional late charge equal to two percent (2%) of the payment then due.

          5.7  Governing Law.  This Note shall be governed by and construed and
               -------------
enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

                              SYNBIOTICS CORPORATION,
                              a California corporation


                              By:
                                    ---------------------------------------
                                    Michael K. Green
                                    Vice President, Chief Financial Officer,
                                    and Secretary

                [SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]


                                      A-6